Income Taxes (Current and Deferred Portions of Net Income Tax Expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Current
U.S.	$ 52,403	$ 65,196	$ 72,561
State	3,362	5,258	5,252
Foreign		(6)	1
Total current taxes	55,765	70,448	77,814
Deferred
U.S.	7,279	(261)	(969)
State	27	(71)	(58)
Total deferred taxes	7,306	(332)	(1,027)
Total income taxes	$ 63,071	$ 70,116	$ 76,787